Exhibit 10.3

THE SECURITIES REPRESENTED BY THIS PROMISSORY NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISPOSITION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY (AS DEFINED BELOW) THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

PROMISSORY NOTE

$__________	Issue Date: _______________

FOR VALUE RECEIVED, pursuant to the terms and conditions of this Amended and Restated Promissory Note (this “Note”), the __________, (the “Borrower”), hereby promises to pay to the order of Drone Aviation Holding Corp., a Nevada corporation, or registered assigns (the “Company”), on the first anniversary of the Issue Date as set forth above (the “Maturity Date”), the sum of $__________ (the “Principal Amount”), and to pay interest on the outstanding Principal Amount at the rate of three percent (3%) per annum (subject to the terms below, the “Interest Rate”), in each case to the extent that this Note and the Principal Amount and any accrued interest hereunder (the “Indebtedness”) has not been paid prior to the Maturity Date. Interest shall commence accruing on the date hereof (the “Issue Date”), computed on the basis of a 365-day year and the actual number of days elapsed, and shall be payable as set forth herein.

The Borrower and the Company acknowledge and agree that this Note is entered into pursuant to the acquisition by the Borrower of certain securities of the Company (the “Securities”) pursuant to the Amended and Restated Common Stock Purchase Agreement, dated as of December 21, 2018, by and between the Company and the Purchasers (as defined below) a party thereto (the “Purchase Agreement”). Defined terms used herein without definition shall have the meanings given in the Purchase Agreement.

This Note is not a certificate of deposit or similar obligation of, and is not guaranteed or insured by, any depository institution, the Federal Deposit Insurance Corporation, the Securities Investor Protection Corporation or any other governmental or private fund or entity.

The following terms shall apply to this Note:

Section 1. Definitions. For the purposes hereof, the following definitions shall apply:

(a) “Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 of the Securities Act of 1933, as amended.

(b) “Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of Florida are authorized or required by law or other governmental action to close.

(c) “Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

Section 2. Payments and Additional Provisions.

(a) On the Maturity Date, to the extent not already paid, the Borrower shall pay to Company the Indebtedness in full.

(b) The Borrower may prepay all or a part of the Indebtedness due hereunder at any time.

(c) The Indebtedness may become due and payable prior to the Maturity Date pursuant to the provisions of Section 3(c).

Section 3. Full Recourse Note.

(a) THIS IS A FULL RECOURSE PROMISSORY NOTE.  Accordingly, in the event of an Event of Default (as defined below), the Company shall have full recourse to all the other assets of Borrower, of any type and wherever located, and whether now owned or hereafter acquired. The Company shall not be required to proceed against or exhaust any particular assets, or to pursue any asset in any particular order, before the Company pursues any other remedies against Borrower or against any of Borrower’s assets.

(b) For the purpose of this Note, an event of default (“Event of Default”) will be deemed to have occurred if Company elects to declare such an Event of Default, which the Company may so elect in the event that (i) the Borrower fails to make the payment when due hereunder pursuant to Section 2(a) (if the full amount of the Indebtedness has not been prepaid pursuant to Section 2(b)); or (ii) the Borrower otherwise breaches any of its representations, warranties, covenants or agreements herein or in the Purchase Agreement.

(c) If an Event of Default occurs, the full amount of the Indebtedness shall immediately be due and payable.

Section 4. Miscellaneous.

(a) Notices. Any and all notices or other communications or deliveries to be provided hereunder shall be in writing and delivered personally, by email, or sent by a nationally recognized overnight courier service, addressed to the applicable party at the address as set forth below or such other address as the applicable party may specify for such purposes by notice to the other party delivered in accordance with this Section 4. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of email transmission, if such notice or communication is delivered via email with return receipt requested and received to the email address as set forth in this Section 4 prior to 5:30 p.m. (Central time) on any date, (ii) the second Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iii) upon actual receipt by the party to whom such notice is required to be given.

If to the Borrower, to:

If to Company, to:

Drone Aviation Holding Corp.

Attn: President

11651 Central Parkway #118

Jacksonville, FL 32224

Email: _____@droneaviationcorp.com

With a copy, which shall not constitute notice, to:

Anthony L.G., PLLC

Attention: Laura Anthony

625 North Flagler Street, Suite 600,

West Palm Beach FL 33401

Email: lanthony@anthonypllc.com.

(b) Absolute Obligation. Except as expressly provided herein, no provision of this Note shall alter or impair the obligation of the Borrower, which is absolute and unconditional, to pay principal, damages and accrued interest, as applicable, on this Note at the time, place, and rate, and in the coin or currency, herein prescribed.

(c) Lost or Mutilated Note. If this Note shall be mutilated, lost, stolen or destroyed, the Borrower shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Note, or in lieu of or in substitution for a lost, stolen or destroyed Note, a new Note so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of this Note, and of the ownership hereof reasonably satisfactory to the Borrower.

(d) Cost of Collection. If default is made in the payment of this Note, the Borrower shall pay the Company hereof costs of collection, including reasonable attorneys’ fees.

(e) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Note shall be governed by and construed and enforced in accordance with the internal laws of the State of Florida without regard to the principles of conflict of laws thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by this Note (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in Duval County, Florida (the “Florida Courts”). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the Florida Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of this Note), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such Florida Courts, or such Florida Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. If any party shall commence an action or proceeding to enforce any provisions of this Note, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

(f) Waiver of Jury Trial. EACH OF THE COMPANY AND THE BORROWER HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE. EACH OF THE COMPANY AND THE BORROWER CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, ABIDE BY THE FOREGOING WAIVER, (B) EACH OF THE COMPANY AND THE BORROWER UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH OF THE COMPANY AND THE BORROWER MAKES THIS WAIVER VOLUNTARILY, AND (D) EACH OF THE COMPANY AND THE BORROWER HAS ENTERED INTO THIS NOTE FREELY AND FULLY UNDERSTANDS THE WAIVER IN THIS SECTION.

(g) Waiver. Any waiver by the Borrower or Company of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note. The failure of the Borrower or Company to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note on any other occasion. Any waiver by the Borrower or Company must be in writing.

(h) Severability. If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law.

(i) Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

(j) Entire Agreement. This Note (including any recitals hereto) set forth the entire understanding of the parties with respect to the subject matter hereof, and shall not be modified or affected by any offer, proposal, statement or representation, oral or written, made by or for any party in connection with the negotiation of the terms hereof, and may be modified only by instruments signed by all of the parties hereto.

(k) Headings. The headings contained herein are for convenience only, do not constitute a part of this Note and shall not be deemed to limit or affect any of the provisions hereof.

(l) Currency. All dollar amounts are in U.S. dollars.

(m) THE SECURITIES EVIDENCED BY THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR APPLICABLE STATE SECURITIES LAWS, AND NO INTEREST MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION INVOLVING SAID SECURITIES, (B) THE COMPANY RECEIVES AN OPINION OF LEGAL COUNSEL FOR THE BORROWER SATISFACTORY TO THE COMPANY STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION, OR (C) THE COMPANY OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned has executed this Note as of the Issue Date.

Borrower:

By:
Name:
Title:

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